Deposits, Prepayments and Other Receivables - Schedule of Deposits, Prepayments and Other Receivables (Details)		Mar. 31, 2025 HKD ($)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 HKD ($)
Schedule of Deposits, Prepayments and Other Receivables [Abstract]
Rental deposits		$ 45,960	$ 5,908	$ 15,000
– Deferred IPO Cost				4,546,890
– Prepayments for services		1,026,124	131,894	116,446
– Prepayments for exhibition cost	[1]	15,292,500	1,965,642
Less: Impairment on the prepayment	[1]	(10,593,902)	(1,361,702)
Prepayments – non current	[2]	8,190,000	1,052,713
Other receivables		900	116	902
Deposits, Prepayments and Other Receivables, net		$ 13,961,582	$ 1,794,571	$ 4,679,238

[1]	On February 14, 2025, Ctrl Solution entered into four cooperative investment agreements with an exhibition service provider. The total value of the four cooperative investment agreements is HKD 15,292,500. The exhibition partner will coordinate and organize four exhibitions during the year ending March 31, 2026. After the management reviewed the exhibition that already held and projected results of other exhibitions, the management impaired the prepayment of HK$10,593,902 (US$ 1,361,702), which represents 50% share of the Company of the net loss expected from these exhibitions as per the investment agreements.
[2]	On March 7, 2025, Ctrl Game entered into a game development agreement with a service provider to develop mobile games platform which amounted to US$2.1 million. As at the day of this annual report, CTRL Game settled HK$8,190,000 (US$1,052,713). As of March 31, 2025, no progress of the game development and the management classified as non-current prepayment.